INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

US$ MILLIONS	2024	2023
Cost	$17,739	$18,622
Accumulated amortization	(3,218)	(2,777)
Net intangible assets	$14,521	$15,845
Intangible assets are allocated to the following cash generating units:

US$ MILLIONS	2024	2023
North American residential decarbonization infrastructure operation	$3,006	$3,267
Brazilian regulated transmission operation	2,299	2,970
Canadian diversified midstream operation	1,718	2,050
North American rail operations	1,674	1,732
Indian telecom tower operation(1)	1,175	652
European residential decarbonization infrastructure business	1,196	1,198
Brazilian electricity transmission operation(1)	1,023	505
Global intermodal logistics operations	577	704
U.K. wireless infrastructure operation	549	563
North American retail colocation data center operations(1)	454	132
U.K. port operation	267	272
Other(2)	583	1,800
Total	$14,521	$15,845

(1)Refer to Note 7, Acquisition of Businesses, for further details
(2)Other intangibles are primarily comprised of customer contracts at our Canadian natural gas gathering and processing operation, Colombian natural gas distribution operation, natural gas operation in India and contracted order book at our U.K. regulated distribution operation.
The intangible assets at our North American residential decarbonization infrastructure operation are comprised of contractual customer relationships, customer contracts, brands and various technological upgrades. The contractual customer relationships and customer contracts represent ongoing economic benefits from leasing customers and annuity-based management agreements. Brands represent the intrinsic value customers place on the operation’s various brand names. Our technological upgrades represent various upgrades such as the development of new metering technology. The business generates revenues under long-term contracts with a diversified customer base across North America.
The intangible assets at our Brazilian regulated transmission operation relate to concession arrangements with the local energy regulator, Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”). Total capacity is fully contracted under long-term “ship-or-pay” gas transportation agreements (“GTA”) with predefined tariffs annually adjusted for inflation. On April 8, 2021, new legislation was passed in Brazil which provides our Brazilian regulated gas transmission operation the right to operate the gas pipelines perpetually. The intangible assets are amortized on a straight-line basis over the estimated useful life of the underlying infrastructure.
The intangible assets at our Canadian diversified midstream operation relate to long-term take-or-pay and fee-for-service contractual arrangements which are not materially impacted by volume or commodity price fluctuations. These customer relationships and shipping agreements are with investment grade counterparties. Revenues are recognized over time as transportation services are fulfilled. The intangible assets will be amortized on a straight-line basis over the estimated useful life.
The intangible assets at Brookfield Infrastructure’s North American rail operations mainly relate to operating network agreements, track access rights, customer relationships and trade names. The intangible assets are amortized on a straight-line basis over the expected economic longevity of the facility served, the customer relationship, or the length of the contract or agreement including expected renewals and expected economic life of the trade name. The business provides critical first and last mile rail services which connect large Class I railroad operators to end customers.
The intangible asset at Brookfield Infrastructure’s Indian telecom tower operation relates primarily to customer contracts.
The intangible assets at our European residential decarbonization infrastructure business are principally comprised of affinity partner relationships, policyholder contracts, brands and internally generated software assets. The affinity partner relationships and policyholder contracts represent the ongoing economic benefits from agreements acquired as part of business combinations. Brands represent the intrinsic value the business expects to generate from trademarks and intellectual property acquired through business combinations.
The intangible assets at our Brazilian electricity transmission operations is our transmission concessions. The terms and conditions of our electricity transmission concession are regulated by the Brazilian Electricity Regulatory Agency (“ANEEL”). The concession agreement grants the right to construct, maintain, and operate the transmission lines, in exchange for a regulated return (“RAP”) during the concession period. Concessions are awarded for a period of 30 years and RAP is adjusted for inflation annually and updated every five years to reflect changes in third-party cost of capital.
The intangible asset at our global intermodal logistics operations primarily relate to customer relationships, which represent the future economic benefit from our leases and renewals with customers, in addition to brand, and developed technology. The intangibles are amortized on a straight-line basis over the estimated useful life.
The intangible asset at Brookfield Infrastructure’s U.K wireless infrastructure operation primarily relates to customer contracts and related relationships. The contractual customer contracts and customer relationships represent ongoing economic benefits from leasing space on the existing portfolio of towers and distributed antenna systems. Intangible assets are amortized straight-line over the average remaining contractual period plus a reasonable expectation of long term renewals.
The intangible assets at our U.S. retail colocation data center business relate to agreements with customers for colocation services. These are often multi-year agreements and consist primarily of colocation service fees, which include fees for the licensing of space and power, and interconnection service fees. The intangibles are amortized on a straight-line basis over the estimated useful life.
The intangible asset at Brookfield Infrastructure’s U.K. port operation relates to a conservancy right. As a right in perpetuity issued by the Statutory Harbour Authority in the U.K., the conservancy right is classified as having an indefinite life, and is subject to an annual impairment review.
The carrying value as at December 31, 2024, of Brookfield Infrastructure’s indefinite lived intangibles is $953 million (2023: $967 million).
The following table presents the change in the cost balance of intangible assets:

US$ MILLIONS	2024	2023
Cost at beginning of the year	$18,622	$13,718
Acquisitions through business combinations(1)	1,580	4,020
Additions, net of disposals	193	284
Assets reclassified as held for sale	(109)	—
Assets held by subsidiaries disposed during the period(2)	(17)	—
Non-cash disposals(3)	(1,053)	(7)
Foreign currency translation	(1,477)	607
Cost at end of year	$17,739	$18,622

(1)See Note 7, Acquisition of Businesses, for additional information.
(2)Refer to Note 5, Disposition of Businesses, for further details.
(3)Non-cash disposals for the year ended December 31, 2024 principally relates to the deconsolidation of our Peruvian toll road operations. Refer to Note 34, Related Party Transactions, for further details.

The following table presents the accumulated amortization for Brookfield Infrastructure’s intangible assets:

US$ MILLIONS	2024	2023
Accumulated amortization at beginning of year	$(2,777)	$(1,896)
Non-cash additions (disposals)	68	(2)
Amortization	(824)	(770)
Held for sale	4	—
Foreign currency translation	311	(109)
Accumulated amortization at end of year	$(3,218)	$(2,777)